UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 10, 2009

                                  BLUEFLY, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

          Delaware                     001-14498               13-3612110
------------------------------   ----------------------   ----------------------
 (State or other jurisdiction       (Commission file           (I.R.S. Employer
     of incorporation)                  number)             Identification No.)


  42 West 39th Street, New York, New York                    10018
---------------------------------------------     ------------------------------
 (Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 354-4900
                                                           --------------
                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 17, 2009, the Company entered into an amendment (the "Amendment") to its Loan and Security Agreement with Wells Fargo Retail Finance, LLC ("Wells") pursuant to which the definition of a "Cash Dominion Event, " as well as provisions relating to certain fees and interest rates, were amended.

Attached as Exhibit 10.1 is a copy of the Amendment.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.   Description
------------  ------------------------------------------------------------------
10.1          Sixth Amendment, dated as of February 17, 2009, to Loan and
              Security Agreement, dated as of July 25, 2006, by and between the
              Company and Wells Fargo Retail Finance, LLC.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BLUEFLY, INC.
                                  (Registrant)


Date: February 19, 2009                    By: /s/ Kara B. Jenny
                                               -------------------------
                                               Name:   Kara B. Jenny
                                               Title:  Chief Financial Officer